                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                  [       (($26,461))             6
                2* { ----------------------- + 1] - 1} = 6.02%
                   [  ((489,642 * 10.911))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
               Total Return = --------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value              Total Return

         $1,097.36               $1,097.36-$1,000
                                 ---------------- = 9.74%
                                        $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,091.10-$1,000
         ----------------- = 9.11%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,097.36/$1,000) - 1 = 9.74%

         Since inception through December 31, 2000:

                          1/1.25
         ($1,091.10/$1,000)           - 1 = 7.22%

         Unit Value Information

                                      Unit
            Date                      Value
         ----------                 -------
         10/01/1999                 $10.000
         12/31/1999                   9.943
         12/31/2000                  10.911


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                             [         (($6,220))                 6
                            2*{ ---------------------------- + 1] - 1} = 8.33%
                             [    (( 86,251 * 10.572))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = --------------------------------------------
                                Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                        Total Return

         $1,055.09                         $1,055.09 - $1,000
                                           ------------------ = 5.51%
                                                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,057.20-$1,000
         ---------------- = 5.72%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,055.09/$1,000) - 1 = 5.51%

         Since inception through December 31, 2000:

                          1/ 1.25
         ($1,057.20/$1,000)          - 1 = 4.55%

         Unit Value Information

                                      Unit
            Date                      Value
         ----------                 -------
         10/01/1999                 $10.000
         12/31/1999                  10.020
         12/31/2000                  10.572


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value           Total Return

         $1,020.88              $1,020.88 - $1,000
                                ------------------ = 2.09%
                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,466.90-$1,000
         ---------------- = 46.69%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,020.88/$1,000) - 1 = 2.09%

         Since inception through December 31, 2000:

                          1/1.25
         ($1,466.90/$1,000)        - 1 = 35.87%




         Unit Value Information

                                      Unit
            Date                      Value
         ----------                 -------
         10/01/1999                 $10.000
         12/31/1999                  14.369
         12/31/2000                  14.669


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value               Total Return

         $  983.28                $  983.28 - $1,000
                                  ------------------ = -1.67%
                                        $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,158.70 - $1,000
         ------------------ = 15.87%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($983.28/$1,000) - 1 = -1.67%

         Since inception through December 31, 2000:

                          1/1.25
         ($1,158.70/$1,000)        - 1 = 12.51%




         Unit Value Information

                                      Unit
            Date                      Value
         ----------                 -------
         10/01/1999                  $10.000
         12/31/1999                   11.784
         12/31/2000                   11.587


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                    Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:
         Ending Value                 Total Return

         $  806.93                   $  806.93 - $1,000
                                     ------------------ = -19.31%
                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,113.80 - $1,000
         ------------------ = 11.38%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($806.93/$1,000) - 1 = -19.31%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,113.80 / $1,000)         - 1 = 9.00%





         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   13.803
         12/31/2000                   11.138


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 22, 2000, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:

         ((1 / 10.508466) x 10.516921) -1 = .000804 - Base Period Return

         .000804 x (365 / 7) = .0419 or 4.19%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                     365/7
         (.000804 + 1)     -1 = .0428 or 4.28%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12/22/2000                   10.508466
         12/31/2000                   10.516921


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value         Total Return

         $  833.70           $  833.70 - $1,000
                             ------------------ = -16.63%
                                    $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,348.10 - $1,000
         ------------------ = 34.81%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  833.70 / $1,000) - 1 = -16.63%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,348.10 / $1,000)         - 1 = 26.99%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   16.170
         12/31/2000                   13.481


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                              Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                     Total Return

         $1,032.15                        $1,032.15 - $1,000
                                          ------------------ = 3.21%
                                               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,165.50 - $1,000
         ------------------ = 16.55%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                 n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,008.33 / $1,000) - 1 = 0.83%

         Since inception through December 31, 2000:

                             1/2.67
         ($1,093.90 / $1,000)         - 1 = 3.42%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   11.292
         12/31/2000                   11.655


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                             [    (($17,560))               6
                          2 * {--------------------- + 1] - 1} =12.49%
                             [  ((184,476 * 9.380))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                      Total Return

         $  918.53                      $  918.53 - $1,000
                                        ------------------ =  - 8.15%
                                               $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  938.00 - $1,000
         ------------------ = - 6.20%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  918.53 / $1,000) - 1 = -8.15%

         Since inception through December 31, 2000:

                            1/1.25
         ($  938.00 / $1,000)         - 1 = -4.99%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         10/01/1999                  $10.000
         12/31/1999                   10.212
         12/31/2000                    9.380


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INTERNATIONAL STOCK II SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                 Total Return

         $  839.88                   $  839.88 - $1,000
                                     --------------- = -16.01%
                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  909.00 - $1,000
         ------------------ = -9.10%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  839.88 / $1,000) - 1 = -16.01%

         Since inception through December 31, 2000:

                            1/1.25
         ($  909.00 / $1,000)        - 1 = -7.35%




                Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   10.823
         12/31/2000                    9.090

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                       Total Return

         $  887.09                          $  887.09 - $1,000
                                            ------------------ = -11.29%
                                                   $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  975.00 - $1,000
         ----------------------- =  -2.50%
                  $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  887.09 / $1,000) - 1 = -11.29%

         Since inception through December 31, 2000:

                            1/1.25
         ($  975.00 / $1,000)       - 1 = -2.01%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   10.991
         12/31/2000                    9.750


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                               [          (2,244             6
                              2*{ --------------------- + 1] - 1} = 1.75%
                               [  ((154,380 *  9.750))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                  Total Return

         $1,023.35                  $1,023.35 - $1,000
                                   -------------------- =  2.33%
                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $999.40 - $1,000
         ---------------- = -0.06%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,023.35 / $1,000) - 1 =  1.75%

         Since inception through December 31, 2000:

                          1/1.25
         ($999.40 / $1,000)          - 1 = -0.05%


         Unit Value Information


                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                 $10.000
         12/31/1999                   9.766
         12/31/2000                   9.994


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return

         $1,163.37                           $1,163.37- $1,000
                                             ----------------- = 16.34%
                                                  $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,283.90 - $1,000
         ------------------ = 28.39%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,163.37 / $1,000) - 1 = 16.34%

         Since inception through December 31, 2000:

                             1/1.25
         ($1,283.90 / $1,000)      - 1 = 22.13%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                 $10.000
         12/31/1999                  11.036
         12/31/2000                  12.839

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                          Total Return

         $  888.33                           $  888.33 - $1,000
                                             ------------------ = -11.17%
                                                   $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,014.30 - $1,000
         ------------------ =  1.43%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  888.33 / $1,000) - 1 = -11.17%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,014.30 / $1,000)           - 1 =  1.14%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   11.418
         12/31/2000                   10.143


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value               Total Return

         $  957.60               $  957.60 - $1,000
                                 ------------------ = -4.24%
                                      $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,111.10 - $1,000
         ------------------ = 11.11%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  957.60 / $1,000) - 1 = -4.24%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,111.10 / $1,000)      - 1 =  8.79%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   11.603
         12/31/2000                   11.111


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value            Total Return

         $1,067.31               $1,067.31 - $1,000
                                 ------------------ = 6.73%
                                         $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,224.20 - $1,000
         ------------------ = 22.42%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)  = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,067.31 / $1,000) - 1 = 6.73%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,224.20/ $1,000)       - 1 = 17.57%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----

         10/01/1999                  $10.000
         12/31/1999                   11.470
         12/31/2000                   12.242

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                            Total Return

         $  805.66                             $  805.66 - $1,000
                                               ------------------ = -19.43%
                                                     $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $  939.40 - $1,000
         ------------------ = -6.06%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($  805.66 / $1,000) - 1 = -19.43%

         Since inception through December 31, 2000:

                            1/1.25
         ($  939.40 / $1,000)         - 1 = -4.88%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                 $10.000
         12/31/1999                  11.660
         12/31/2000                   9.394


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                     Total Return

         $1,246.97                        $1,246.97 - $1,000
                                          ------------------ = 24.70%
                                                $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,326.40 - $1,000
         ------------------ = 32.64%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T)   = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,246.97 / $1,000) - 1 = 24.70%

         Since inception through December 31, 2000:

                            1/1.25
         ($1,326.40 / $1,000)           - 1 = 25.35%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         10/01/1999                  $10.000
         12/31/1999                   10.637
         12/31/2000                   13.264


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL EQUITY SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                       Total Return

         $  923.30                           $  923.30 - $1,000
                                            -------------------- = - 7.67%
                                                    $1,000


         Unit Value Information

                              Unit
            Date              Value
            ----              -----
         05/01/2000         $10.000
         12/31/2000           9.233


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           INVESTORS GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                  Total Return

         $  887.50                      $  887.50 - $1,000
                                       ------------------- = -11.25%
                                              $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.875


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          BLUE CHIP STOCK II SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                       Total Return

         $  869.90                           $  869.90 - $1,000
                                        ----------------------- = -13.01%
                                                  $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.699


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        CAPITAL OPPORTUNITIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                  Total Return

         $  872.60                   $  872.60 - $1,000
                                    ------------------- = -12.74%
                                          $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   8.726

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           AMERICAN LEADERS SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                              Cash Surrender Value - Initial Amount Invested
                 Total Return = --------------------------------------------
                                         Initial Amount Invested


         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                 Total Return

         $1,035.80                     $1,035.80 - $1,000
                                      ------------------- =  3.58%
                                             $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
          05/01/2000                 $10.000
          12/31/2000                  10.358
